BOOK ENTRY TRANSFER AGENT AGREEMENT


         This Book Entry Transfer Agent Agreement (this "Agreement"), dated October 15, 1996, between INTELECT COMMUNICATIONS SYSTEMS LIMITED, a Bermuda company (the "Company"), INFINITY INVESTORS LTD., a Nevis West Indies
corporation ("Infinity"), SEACREST CAPITAL LIMITED, a Nevis West Indies corporation ("Seacrest") (Infinity and Fairway collectively being referred to as the "Holders") and AMERICAN STOCK TRANSFER & TRUST COMPANY, a New York banking corporation (the "Transfer Agent").

                                R E C I T A L S:

         WHEREAS, pursuant to that certain Convertible Securities Agreement of Intelect Communications Systems Limited dated October 15, 1996 (the "Subscription Agreement") by and among the Company and the Holders, the Company issued to the Holders an aggregate of $5 million principal amount of Series A Debentures, and an aggregate of $5 million principal amount of Series B Debentures, each of which is convertible into common shares of the Company (collectively, the "Debentures"); and

         WHEREAS, the Company and the Holders have agreed to enter into this Agreement with the Transfer Agent to provide for (i) the closing of the issuance of the Debentures and (ii) a "book entry" system of accounting for the Debentures; and

         WHEREAS, the Transfer Agent is willing to (i) serve as an escrow agent to facilitate the closing under the Subscription Agreement, (ii) hold the Debentures on behalf of the Holder, and (iii) establish a book entry system of accounting for the Debentures, on the terms hereafter described.

         NOW, THEREFORE, in consideration of the foregoing, the parties hereby agree as follows:

         1. CLOSINGS. The Transfer Agent hereby agrees to act as an escrow agent to facilitate the Closings as follows:

                  (a) On the date hereof the Holders shall wire transfer to an account designated by the Transfer Agent $10,000,000 in the aggregate (the "Purchase Price"), and the Company shall deliver to the Transfer Agent the Debentures in the names of the Holders and in the amounts as set forth on
Schedule 1 hereto. The Transfer Agent may, at its discretion, confirm the authenticity of the Debentures by transmitting a copy of the same in the form received from the Company to the Holders or their counsel for written or oral verification as to the form thereof.


BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 1





                  (b) Immediately following the deliveries specified in (a) above, together with a delivery from the Company to the Transfer Agent of a fully executed copy of the Subscription Agreement, the Transfer Agent shall wire transfer the Purchase Price, less the Consulting Fee (as hereafter defined), to the Company pursuant to wire transfer instructions as provided by the Company. The Company hereby directs the Transfer Agent to wire transfer $300,000 of the Purchase Price (the "Consulting Fee") to Alpine Capital Partners, Inc. (the "Consultant") in consideration of certain services provided by the Consultant to the Company, pursuant to wire transfer instructions as provided by the Consultant.

                  (c) The Transfer Agent shall hold the Debentures for the benefit of the Holders, as hereafter described.

                  (d) All interest (if any) earned on the funds placed in escrow and prior to their distribution to the Company shall be for the account of the Holders.

         2. OWNERSHIP OF DEBENTURES. Record and beneficial ownership of the Debentures shall remain in the name of the Holders (unless and until transferred pursuant to the terms of the Debentures, with written notice thereof to the Transfer Agent). Any transfer or purported transfer of the Debentures (1) not made pursuant to the terms of the Debentures or (2) not properly noticed to the Transfer Agent shall be null and void ab initio and shall not be given effect thereto by the Transfer Agent. The Transfer Agent shall not be required to acknowledge any transfer of the Debentures unless accompanied by written confirmation thereof from the Company and the Holders.

         3. PAYING AGENT. The Transfer Agent shall act as paying agent for the Debentures. Accordingly, all payments of principal required of the Company related to the Debentures shall be made to the Transfer Agent for the account and benefit of the holders of such Debentures as registered on the books of the Transfer Agent ("Registered Debentureholder"). Upon the receipt of any such payment of principal, in cash, the Transfer Agent shall promptly wire transfer such sum to the account of the Debentureholders as follows:


Infinity                                           Seacrest
--------                                           --------
CitiBank New York                                  CitiBank New York
ABA 021 000 089                                    ABA 021 000 089
Credit:  Bear Stearns                              Credit:  Bear Stearns
Account No. 0925-3186                              Account No. 0925-3186
Credit:  Infinity Investors Ltd.                   Credit: Seacrest Capital Ltd.
Acct. No. 102-05092                                Acct. No. 483-91295


BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 2





         ALL OTHER REGISTERED DEBENTUREHOLDERS
         -------------------------------------

         Such account as is reflected on the books of the Transfer Agent.

All   payments  of   interest   shall  be  made   directly  to  the   Registered
Debentureholders by the Company, which shall notify the Transfer Agent of such payments when made.

         4. ACCOUNTING AGENT. The Transfer Agent shall act as the accounting agent of the Company and the Registered Debentureholders and shall establish and maintain a book entry system of accounting for the Debentures (the "Accounting Ledger") crediting (reducing) the outstanding balance owed thereunder by all (i) payments of principal made by the Company to the Transfer Agent as paying agent as required pursuant to Section 3 above, (ii) by the appropriate amount upon delivery of Converted Stock to the applicable Registered Debentureholders following receipt of a Notice of Conversion (as each such term is defined in Section 5 below), and (iii) by payments in cash of interest made by the Company to the Registered Debentureholders of which notice is given to the Transfer Agent pursuant to Section 3 above. At such time as the remaining sum due and owing on any Debenture as reflected on the Accounting Ledger is zero following the procedures described in this Agreement, the Transfer Agent shall return such Debenture to the Company marked "Paid in Full."

         5. ISSUANCE OF CONVERTED SHARES.

                  (a) Consistent with Section 3.2 of each Debenture, in order to convert all or a portion of a Debenture into common shares of the Company (the "Converted Stock"), a Registered Holder shall deliver written notice (each, a "Notice of Conversion") to the Transfer Agent of the portion of the Debenture it elects to so convert and a calculation of the number of shares of Converted Stock to be issued upon such conversion. Upon receipt by the Transfer Agent of any such Notice of Conversion (including receipt via facsimile) from any Registered Holder, the Transfer Agent shall immediately deliver a copy thereof to the Company, via facsimile, requesting the Company to confirm the number of shares of Converted Stock to be issued to such Registered Holder in connection therewith. The Company shall, upon receipt thereof, promptly confirm or dispute the number of shares of Converted Stock to be issued to the Registered Holder, providing written notice thereof via facsimile to the Transfer Agent and the Registered Holder (the "Company Notice"). In the event the Company confirms the number of shares of Converted Stock to be so issued, it shall, as part of the Company Notice, direct the Transfer Agent to issue such shares of Converted Stock to the Registered Holder. In the event the Company disputes the number of shares of Converted Stock to be so issued, the Company and the Registered Holder shall immediately, in good faith, seek to resolve such dispute. In the event the Company and the Registered Holder cannot resolve such dispute, each party reserves all rights and remedies against the other associated with such Notice of Conversion.


BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 3





                  (b) The Transfer Agent shall not be required to issue shares of Converted Stock unless and until receipt (including via facsimile) of written notice from either (i) the Company, confirming the number of shares of Converted Stock to be issued or (ii) the Registered Holder and the Company, setting forth the number of shares of Converted Stock to be issued.

                  (c) Reference is hereby made to that certain Registration Rights Agreement appended to the Subscription Agreement. At such time as a Registration Statement as contemplated therein has been declared effective by the Securities and Exchange Commission covering the resale of the Converted Stock, the Company shall cause its legal counsel to deliver to the Transfer Agent an opinion certifying that the Converted Stock may be sold by the Registered Holder receiving such shares upon conversion of the Debentures, with the purchaser thereof receiving certificates without restrictive legend, which opinion shall remain effective so long as such Registration Statement remains in full force and effect. In the event that, at any time, the Registration Statement ceases to be effective, the Company or its legal counsel shall immediately deliver written notice thereof to the Transfer Agent and the Registered Holders stating that the opinion of the Company's legal counsel may no longer be relied upon by the Transfer Agent (unless and until any new Registration Statement is so declared effective with an accompanying opinion to that effect of the Company's legal counsel). Upon the receipt of any Notice of Conversion while a Registration Statement is effective, the Converted Stock described above may be sold by the Registered Holder receiving such shares upon conversion of the Debentures, with the purchaser thereof receiving certificates without restrictive legend.

         6. TERMINATION. This Agreement shall terminate promptly upon the earlier to occur of (1) written demand by all of the Registered Debentureholders of their respective Debentures or (2) no sum remains due and owing under any of the Debentures. Notwithstanding the foregoing, the Transfer Agent may terminate its obligations under this Agreement at such time as the Transfer Agent no longer serves as the transfer agent for the Company's common stock, by delivery of written notice thereof to the Registered Holders and the Company. Upon delivery of such notice, the Transfer Agent shall deliver the original Debentures to Infinity, on behalf of all Registered Holders, together with a copy of the Accounting Ledger (with a corresponding copy delivered to the Company).

         7. FEES. The Company hereby agrees to pay the Transfer Agent for all services rendered hereunder.

         8. NOTICES. Any notice or demand to be given or that may be given under this Agreement shall be in writing and shall be (a) delivered by hand, or (b) delivered through or by expedited mail or package service, or (c) transmitted by telecopy, in each case with personal delivery acknowledged, addressed to the parties as follows:


BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 4





           As to the Company:        Intelect Communications Systems Limited
                                              Reid House, Church Street
                                              Hamilton, Bermuda
                                              Telephone: 441/295-8639
                                              Fax: 441-292-5560
                                              Attn: Peter G. Leighton

           With copy to:             Hale and Dorr
                                              60 State Street
                                              Boston, Massachusetts 02109
                                              Telephone: 617/526-6000
                                              Fax: 617/526-5000
                                              Attn: Philip P. Rossetti

           As to either Holder:      c/o HW Finance
                                              4000 Thanksgiving Tower
                                              1601 Elm Street
                                              Dallas, Texas 75201
                                              Telephone: 214/720-1689
                                              Fax: 214/720-1662
                                              Attn: Barrett Wissman

           With a copy to:           c/o HW Finance
                                              4000 Thanksgiving Tower
                                              1601 Elm Street
                                              Dallas, Texas 75201
                                              Telephone: 214/720-1689
                                              Fax: 214/720-1612
                                              Attn: Barrett Wissman

           As to the Transfer
           Agent:                    American Stock Transfer
                                              & Trust Company
                                              40 Wall Street
                                              New York, New York 10005
                                              Telephone: 718/921-8200
                                              Fax: 718/236-4588

         9. NONCONTRAVENTION. The Company agrees that it will not at any time take any action or undertake any activity that would in any way impede, restrict or limit the right and ability of the Registered Debentureholders to convert the Debentures into shares of Converted Stock pursuant to the terms and provisions of this Agreement, the Subscription Agreement, as amended from time to time, and the Debentures. Accordingly, the Company agrees that the instructions and procedures set forth above

BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 5




in this Agreement constitute irrevocable instructions, directions and authorizations to the Transfer Agent and that the Transfer Agent is authorized to disregard any written or oral communication received by it from the Company or otherwise that could in any way be construed to constitute an authorization or direction for the Transfer Agent to act contrary to, or to not faithfully comply with, the irrevocable instruction, direction and authorization set forth herein. Each of the Registered Debentureholders is an intended third party beneficiary of these irrevocable instructions.

         10. INDEMNIFICATION. The Company agrees to indemnify and hold harmless the Transfer Agent, each officer, director, employee and agent of the Transfer Agent, and each person, if any, who controls the Transfer Agent within the meaning of the Securities Act of 1933, as amended (the "Act") or the Securities Exchange Act of 1934, as amended (the "Exchange Act") against any losses, claims, damages, or liabilities, joint or several, to which it, they or any of them, or such controlling person, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the performance by the Transfer Agent of its duties pursuant to the Agreement; and will reimburse the Transfer Agent, and each officer, director, employee and agent of the Transfer Agent, and each such controlling person for any legal or other expenses reasonably incurred by it or any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any case if such loss, claim, damage or liability arises out of or is based upon any action not taken in good faith, or any action or omission that constitutes gross negligence or willful misconduct.

         Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the Company under this Section, notify in writing the Company of the commencement thereof, and failure so to notify the Company will relieve the Company from any liability under this Section as to the particular item for which indemnification is then being sought but not from any other liability which it may have to any indemnified party (unless such failure to so notify the Company does not prejudice in any material respect the rights and defenses of the Company). In case any such action is brought against any indemnified party, and it notifies the Company of the commencement thereof, the Company will be entitled to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party. The Company shall not be liable to any such indemnified party on account of any settlement of any claim of action effected without the consent of the Company.

         11. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to conflicts of law rules of such jurisdiction.


BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 6





         12. ENTIRE AGREEMENT; AMENDMENTS. This Agreement constitutes the full and entire understanding of the parties with respect to the subject matter hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged, or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

         13. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by facsimile signature.




                            [Signature page follows]




BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 7





         IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the date first above written.

                                                INTELECT  COMMUNICATIONS SYSTEMS
                                                LIMITED


                                                By:/s/ Peter G. Leighton
                                                  ------------------------------
                                                Title: PRESIDENT
                                                  ------------------------------


                                                INFINITY INVESTORS LTD.


                                                By: /s/ J. A. Loughran
                                                  ------------------------------
                                                Title: Director
                                                  ------------------------------


                                                SEACREST CAPITAL LIMITED


                                                By: /s/ James E. Martin
                                                  ------------------------------
                                                Title: President and Treasurer
                                                  ------------------------------


                                                AMERICAN STOCK TRANSFER & TRUST
                                                COMPANY


                                                By: /s/ Herbert J. Lemmar
                                                  ------------------------------
                                                Title: Vice President
                                                  ------------------------------


BOOK ENTRY TRANSFER AGENT AGREEMENT - Page 8





                                   SCHEDULE 1


                                    Principal Amount             Purchase Price
                                     of Debentures               of Debentures
                                     -------------               -------------

Infinity Investors Ltd.
   Series A Debentures                $ 4,500,000.00             $ 4,500,000.00
   Series B Debentures                $ 4,500,000.00             $ 4,500,000.00
Seacrest Capital Limited
   Series A Debentures                $   500,000.00             $   500,000.00
   Series B Debentures                $   500,000.00             $   500,000.00
Totals
                                      $10,000,000.00             $10,000,000.00
                                      ==============             ==============


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